Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT     PAGE  OF  PAGES
                                                           1   of    9

1.  CONTRACT  ID  CODE  -  U  -  CPFF
2.  AMENDMENT/MODIFICATION  NO  -  P00009
3.  EFFECTIVE  DATE  -  August  20,  2004
4.  REQUISITION/PURCHASE  REQ.NO.  -  SEE  SCHEDULE
5.  PROJECT  NO  (If  applicable)
6.  ISSUED  BY  AFRL/PK8VI  CODE  FA9453
     DET  8  AF  RESEARCH  LABORATORY
     DIRECTORATE  OF  CONTRACTING\PK
     2251 MAXWELL  AVE  SE
     KIRTLAND  AFB  ,  NM  87117-5773
     SHARI  D.  BARNETT  (505)  846-6189
     shari.barnett@kirtland.af.mil
7.  ADMINISTERED  BY  (If  other  than  Item  6)  CODE  S0514A
     DCMA  SAN  DIEGO
     7675  DAGGET  ST  SUITE  200
     SAN  DIEGO  CA  92111-2241
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SPACEDEV, INC
     13855  STOWE  DR
     POWAY  CA  92064
     (858)  375-2011
     CODE  1J2T1  FACILITY  CODE
(X)  9A.  AMENDMENT  OF  SOLICITATION  NO.
(  )  9B.  DATED  (SEE  ITEM  11)

     10A.  MODIFICATION  OF  CONTRACT/ORDER  NO.  F29601-03-C-0036
X
     10B.  DATED  (SEE  ITEM  13)  -  28  MAR  2003

11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
[  ]  The  above  numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offersubmitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING  AND  APPROPRIATION  DATA  (If  required)  -  SEE  SCHEDULE
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     (X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (____) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.
     ( ) B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
     (X)  C.  THIS  SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
     OF:  52.243-2,  Alt  V  Changes  --  Cost  Reimbursement
     (  )  D.  OTHER  (Specify  type  of  modification  and  authority)
     E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) SUBJECT: Change to Statement of Work to add Mini-MTV Study Task
     Previous Amount Allotted: $2,230,488.00
     This  Action:             $  149,201.00
     Total  Amount  Allotted:  $2,379,689.00.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
15B.  CONTRACTOR/OFFEROR
             /s/ Richard B. Slansky, CFO
             ---------------------------
             (Signature  of  person  authorized  to  sign)
15C.  DATE  SIGNED
      August 20, 2004
16A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
            SHARI  D.  BARNETT
            Contracting  Officer
16B.  UNITED  STATES  OF  AMERICA
     BY:  /s/ Shari D. Barnett
     -------------------------
    (Signature  of  Contracting  Officer)
16C.  DATE  SIGNED
      20 August 2004

NSN  7540-01-152-8070     30-105                 STANDARD  FORM  30  (REV.10-83)

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 1 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1. PURPOSE: The contract is hereby modified to add the Mini-MTV study task under CLIN 0007. As a result of this action, the contract is modified in the following particulars.

2. CONTRACT PRICE: The contract price is changed from $2,477,411.00 to $2,626,612.00, an increase of $149,201.00.

3.  AMOUNT  OBLIGATED:   The  total  amount obligated to the contract is changed
from  $2,230,488.00  to  $2,379,689.00,  an  increase  of  $149,201.00

4.  CHANGES  TO  THE  CONTRACT:

     a.  SF26,  Block 15G - Delete $2,477,411.00 and replace with $2,626,612.00.

     b.  PART  I  -  THE  SCHEDULE,  SECTION  B  -  SUPPLIES  OR  SERVICES  AND
PRICES/COSTS

      (1)  Add  CLIN  0007  as  follows:

                                     Qty                   Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

STUDY  TASK
-----------

0007      CLIN  Establish             1                     $149,201.00
                                      Lot                   $149,201.00
          Noun:     MINI  -  MTV  STUDY
          ACRN:     9
          NSN:     N  -  Not  Applicable
          DD1423  is  Exhibit:     A
          Contract  type:     U  -  COST  PLUS  FIXED  FEE
          Inspection:     DESTINATION
          Acceptance:     DESTINATION
          FOB:     DESTINATION
          Descriptive  Data:
          The contractor shall furnish all labor, supplies, hardware, materials, travel, facilities, and other direct costs reasonably required to accomplish the Statement of Work entitled "Mini-MTV Study", dated 21 Jul 04 hereby incorporated by Attachment 2.

STUDY  TASK
-----------

000701     CLIN  Establish
           Noun:     Funding  Info  Only
           ACRN:     AF     +$149,201.00
           PR/MIPR:     GAFRL046251935     $149,201.00

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 2 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

       (2) Revise AFMC 5352.216-9001 PAYMENT OF FEE (AFMC) (CPFF) (Jul 1997) as follows:

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

BASIC  EFFORT:
Estimated  Cost:  $1,575,671
Fixed  Fee:  $95,242.00

Applicable  to  following  Line  Items:  CLINs  0001-0003

OPTION  1:

Estimated  Cost:  $757,275.00
Fixed  Fee:  $49,223.00

Applicable  to  following  Line  Items:  CLINs  0004-0006

CLIN  0007:

Estimated  Cost:  $140,095
Fixed  Fee:  $9,106

   (3) Revise B054 IMPLEMENTATION OF LIMITATION OF FUNDS (Feb 2003) as follows:

          (a) The sum allotted to this contract and available for payment of costs under CLINs 0001-0003 through completion in accordance with the clause in Section I entitled "Limitation of Funds" is $1,575,671. The sum allotted to this contract and available for payment of costs under CLINs 0004-0006 through 15 Oct 04 in accordance with the clause in Section I entitled "Limitation of Funds" is $525,423.00. The sum allotted to this contract and available for payment of costs under CLIN 0007 through completion is $140,095.

          (b) In addition to the amount allotted under the "Limitation of Funds" clause, the additional amount of $95,242.00 is obligated for payment of fee for work completed under CLINs 0001-0003. In addition to the amount allotted under the "Limitation of Funds" clause, the additional amount of $34,152.00 is obligated for payment of fee for work completed under CLINs
     0004-0006. In addition to the amount allotted under the "Limitation of Funds" clause, the additional amount of $9,106.00 is obligated for payment of fee for work completed under CLIN 0007.

     c.  PART I - THE SCHEDULE, SECTION C - DESCRIPTION/SPECS/STATEMENT OF WORK:

     Revise C003 INCORPORATED DOCUMENTS/REQUIREMENTS (Apr 1998), paragraph 1 as follows:

1. Work called for by the contract line items specified in SECTION B shall be performed in accordance with the following:

   The contractor's technical proposal entitled "Small Shuttle-Compatible Propulsion Module", dated 30 August 02, is hereby incorporated by reference and constitutes the Statement of Work (SOW) as amended 15 Apr 04 for CLINs 0004-0006 and the "Mini-MTV Study Task" dated 21 Jul 04 for CLIN 0007.

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 3 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

  d.  PART  I  -  THE  SCHEDULE,  SECTION  E  -  INSPECTION  AND  ACCEPTANCE

        Revise  as  follows:

E006  RECEIVING  REPORT  (DD  FORM  250)  MAILING  ADDRESS  (APR  1998)
(a) Submit original DD Form(s) 250 for hardware deliverables under CLINs 0003 and 0006 of this contract to the following address:

               Lt  John  Madsen
               AFRL/VSE-L
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776

Submit original DD Form(s) 250 for deliverables under CLIN 0007 of this contract to the following address:

               Dr.  Russ  Partch
               AFRL/VSE
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776

     (b) Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

     (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 for CLINs 0001 - 0006 should be made to the following office:

               Lt  John  Madsen
               AFRL/VSE-L
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776

Any inquiry as to the processing status of a DD Form 250 for CLIN 0007 should be made to the following office:

               Dr.  Russ  Partch
               AFRL/VSE
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776
               .
     (d)  Submit  original  Z-coded  DD  Form  250  for the final Scientific and
Technical  Report  for  CLINs  0002  and  0005  to  the  following  address:

               Lt  John  Madsen
               AFRL/VSE-L
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 4 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (e) PROCESSING STATUS. Any inquiry as to the processing status of the Z-coded DD Form 250 should be made to the following office:

               Lt  John  Madsen
               AFRL/VSE-L
               3550  Aberdeen  Ave  SE
               Kirtland  AFB,  NM  87117-5776

E007  INSPECTION  AND  ACCEPTANCE  AUTHORITY  (APR  1998)
Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, CLINS 0001-0006:
Lt.  John  Madsen
AFRL/VSE-L
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776

CLIN  0007:
Dr.  Russ  Partch
AFRL/VSE
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776  .

    e.  PART  I  -  THE  SCHEDULE  SECTION  F  -  DELIVERIES  OR  PERFORMANCE

      (1)   Add  CLIN  0007  as  follows:

                                              SHIP     MARK     TRANS
ITEM     SUPPLIES SCHEDULE DATA       QTY     TO       FOR      PRI      DATE
----     ------------------------     ---     ----     ---      -----    ----

0007                                   1       FA9453           18  Apr  2005

          Noun:                        MINI  -  MTV  STUDY
          ACRN:                        9
          Descriptive  Data:
          The contractor shall deliver the draft final report no later than 18 Jan 05. The final report shall be delivered no later than 18 Apr 05. Instructions are contained in the Mini-MTV Study Task.

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 5 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                (2)  Revise  as  follows:

F007  SHIPMENT  ADDRESS  (SEP  1997)
CLINs  0001-0006:

AFRL/VSE-L
Attn:  Lt.  John  Madsen
3550  Aberdeen  Ave  SE
Kirtland  AFB  NM  87117-5776

CLIN  0007:

Dr.  Russ  Partch
AFRL/VSE
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776

AFRL/VSIR
Attn:  Technical  Reports
3550  Aberdeen  Ave  SE
Kirtland  AFB  NM  87117-5776

AFRL/VSOT
Attn:  SBIR  Program  Manager
3550  Aberdeen  Ave  SE
Kirtland  AFB  NM  87117-5776

Det  8  AFRL/PKVI
Attn:  Shari  Barnett
2251  Maxwell  Ave  SE
Kirtland  AFB  NM  87117-5773

ACO  -  See  Block  7  of  SF  26

     f.  PART  I  -  THE  SCHEDULE,  SECTION  G  -  CONTRACT ADMINISTRATION DATA

          (1)  Add  as  follows:
                              Obligation
ACRN     Appropriation/Lmt  Subhead/Supplemental  Accounting  Data     Amount
----     ---------------------------------------------------------     ------

AF        ACRN  Establish                                         $149,201.00
          57   43600  294  ETLA  65A003  000070  00000  64421F  503000  F03000
          New  ACRN  Amount:                  $149,201.00
          Funding  breakdown:     On  CLIN  000701:     +$149,201.00
          PR/MIPR:          GAFRL046251935               $149,201.00
          Descriptive  data:
          MIPR  #N000SY04730028

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 6 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        (2)  Revise  as  follows:

G002  PROGRAM  MANAGER  (MAY  1997)
Program  Manager:  CLINs  0001-0006:

AFRL/VSE-L,  Lt  John  Madsen
505-846-2947

CLIN  0007:
AFRL/VSE,  Dr.  Russ  Partch
505-846-8929

     (3) Revise the table in G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (Mar 2001) as follows:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN          SUBCLIN  NO.     TOTAL  OBLIGATED
AA          000101                  $375,000.00
AB          000102                 -$375,000.00
AC          000103                  $680,488.00
AD          000104                  $375,000.00
AE          000105                  $240,425.00
AE          000401                  $559,575.00
AF          000701                  $149,201.00

Total                             $2,379,689.00

     g.  PART  I  -  THE  SCHEDULE,  SECTION  H,  SPECIAL  CONTRACT REQUIREMENTS

Revise  as  follows:

 H029  IMPLEMENTATION  OF  DISCLOSURE  OF  INFORMATION  (OCT  1997)
In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

     (a) 8 copy(ies) to: Office of Public Affairs, Office of Public Affairs, Air Force Research Laboratory
AFRL/VSO
3550  Aberdeen  SE
Kirtland  AFB,  NM  87117-5776

     (b)  1  copy(ies)  to:  Contracting  Officer,  Shari  Barnett
AFRL/PKVI
2251  Maxwell  Ave  SE
Kirtland  AFB,  NM  87117-5773

     (c)  1  copy(ies)  to:  Program  Manager,  CLINs  0001-0006:
Lt.  John  Madsen
AFRL/VSE-L
3350  Aberdeen  SE
Kirtland  AFB,  NM  87117-5776

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 7 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CLIN  0007:  Dr.  Russ  Partch
AFRL/VSE
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776.

5. This Supplemental Agreement constitutes a full and equitable adjustment and the Contractor releases the Government from any and all liability under the contract for further equitable adjustments arising out of or in connection with the changes effected hereby. All other terms and conditions remain unchanged as a result of this modification.

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 8 OF 9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    Mini-MoTV
                           Additional SOW Requirements
                                    21 Jul 04


1. Modify the MTV preliminary design developed in Task 2 to address the following variations in potential uses.

a.     [******]
b.     [******]
c.     [******]
d.     [******]
e.     [******]
f.     [******]
g.     [******]
h.     [******]
i.     [******]
j.     [******]

2.     4  months  task  duration  plus  four  months  for  final  report.
3. Kickoff meeting, plus three reviews including final review. AFRL will provide briefing on advanced technologies that are available for inclusion in the study during the kickoff meeting.
4. Final report: [******]. This will be a separate report from the original final report.
5.     Final  report  to  include:
a.     [******]
b.     [******]
c.     [******]
d.     [******]

                                                         F29601-03-C-0036 P00009
                                                         -----------------------
                                                                     PAGE 9 OF 9